Exhibit 99.1

Strive, Inc. (Nasdaq: ASST) and Semler Scientific, Inc. (Nasdaq: SMLR) Announce Bitcoin Treasury Merger in All-Stock Transaction

DALLAS, TX and CAMPBELL, CA September 22, 2025 /PRNewswire/ — Strive, Inc. (“Strive”) entered into a definitive agreement to acquire Semler Scientific, Inc. (“Semler Scientific”) in an all-stock transaction. In addition, Strive announced the purchase of 5,816 Bitcoin to its corporate treasury at an average price of $116,047 per Bitcoin, for a total purchase price of $675,000,000, inclusive of fees and expenses, bringing Strive’s total Bitcoin holdings to 5,886.

Transaction details:

•	Deal represents an approximately 210% premium, equivalent to approximately $90.52 per share, based on the trading price of Semler Scientific common stock and Strive Class A common stock as of the market close on September 19, 2025. Each common share of Semler Scientific will be exchanged for 21.05 Class A common shares of Strive.

•	The combined company announces post-merger intention to explore monetizing or distributing Semler Scientific’s historically profitable diagnostics business at a future date, with a new management team and expanded mandate in preventative diagnostics.

•	The combined company would own over 10,900 Bitcoin prior to any additional Bitcoin raised from future financings, in addition to sufficient cash held in reserve to support future perpetual preferred offerings.

•	Strive management and Board of Directors will remain post-closing with Semler Scientific Executive Chairman Eric Semler expected to join the Board of Directors of the combined company.

•	We believe the combined company would become the fastest growing corporate Bitcoin holder, aiming to operate with a “preferred equity only” leverage model that avoids debt maturity risks associated with traditional leveraged Bitcoin strategies.

“We are proud to announce this exciting strategic merger combining two pioneering Bitcoin treasury companies to form a scaled, innovative and accretive Bitcoin acquisition platform,” said Matt Cole, Chairman & CEO of Strive. “This merger cements Strive’s position as a top Bitcoin treasury company, and we believe our alpha-seeking strategies and capital structure position us to outperform Bitcoin over the long run. This transaction showcases how we can grow Bitcoin holdings and Bitcoin per share at an unmatched pace in the industry to drive equity value accretion.”

“We believe this merger creates significant value for our stockholders by delivering a substantial premium and direct participation in one of the most innovative Bitcoin strategies in the public markets,” said Eric Semler, Executive Chairman of Semler Scientific. “Just as importantly, this merger can drive shareholder value by expanding our medical diagnostics business into a robust preventative care and wellness platform focused on early detection of chronic disease. This dual-pronged strategy fuels both financial strength and mission-driven growth opportunities for our stakeholders.”

The transaction has been unanimously approved by the boards of directors of Strive and Semler Scientific. Closing of the transaction is subject to the satisfaction of customary closing conditions.

Davis Polk & Wardwell LLP is serving as legal counsel to Strive in connection with the transaction and Goodwin Procter LLP is serving as legal counsel to Semler Scientific in connection with the transaction.

Cantor Fitzgerald, L.P. is serving as financial advisor to Strive in connection with the transaction and LionTree Advisors LLC is serving as financial advisor to Semler Scientific in connection with the transaction.

About Strive, Inc. (Nasdaq: ASST)

Strive is the first publicly traded asset management Bitcoin treasury company. Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive currently holds 5,886 Bitcoin.

Since launching its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.

Learn more at strive.com and follow the company on X at @strive.

About Semler Scientific, Inc. (Nasdaq: SMLR)

Semler Scientific, Inc. is the second U.S. public company to adopt Bitcoin as its primary treasury reserve asset and is a leader in medical devices and software to combat chronic diseases. By using proceeds from equity and debt financings, as well as cash flows from operations, Semler Scientific intends to strategically accumulate Bitcoin. In addition, through its healthcare businesses, Semler Scientific and its wholly-owned subsidiary, CardioVanta, Inc. develop and market products and services for early detection and monitoring of chronic diseases. Semler Scientific's flagship product, QuantaFlo, which is patented and cleared by the U.S. Food and Drug Administration (FDA), provides rapid point-of-care testing to measure arterial blood flow in the extremities. The QuantaFlo test aids in the diagnosis of peripheral arterial disease. Additional information about Semler Scientific can be found at www.semlerscientific.com.

Semler Scientific intends to use its Bitcoin dashboard and its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Semler Scientific's Bitcoin dashboard and Investor Relations website, in addition to following Semler Scientific's press releases, SEC filings, public conference calls, presentations, and webcasts.

Strive Media Contact:

media@strive.com

Strive Investor Contact:

ir@strive.com

Semler Scientific Investor Contact:

Renae Cormier

Chief Financial Officer

ir@semlerscientific.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.  Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company's future financial performance, the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses.  Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project," "predict," "potential," "assume," "forecast," "target," "budget," "outlook," "trend," "guidance," "objective," "goal," "strategy," "opportunity," and "intend," as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events.  Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements.  Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Strive, Semler Scientific and the other parties thereto;

•	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management's attention from ongoing business operations and opportunities;

•	dilution caused by Strive's issuance of additional shares of its Class A common stock in connection with the proposed transaction;

•	potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	changes in Strive’s or Semler Scientific’s share price before closing;

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements.  Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company's results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements.  Additional factors that could cause results to differ materially from those described above can be found in Strive’s current report on Form 8-K filed with the Securities and Exchange Commission (the SEC) on September 12, 2025 (including the documents incorporated by reference therein), Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.  The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations.  Investors are cautioned not to rely too heavily on any such forward-looking statements.  Forward-looking statements speak only as of the date they are made and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Strive intends to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") to register the Class A common stock to be issued by Strive in connection with the proposed transaction and that will include an information statement of Strive, proxy statement of Semler Scientific and a prospectus of Strive (the "Information Statement/Proxy Statement/Prospectus"), and each of Strive and Semler Scientific may file with the SEC other relevant documents concerning the proposed transaction.  A definitive Information Statement/Proxy Statement/Prospectus will be sent to the stockholders of Semler Scientific to seek their approval of the proposed transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF SEMLER SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, SEMLER SCIENTIFIC AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Information Statement/Proxy Statement/Prospectus, as well as other filings containing information about Strive and Semler Scientific, may be obtained, free of charge, at the SEC's website (http://www.sec.gov).  You will also be able to obtain these documents, when they are filed, free of charge, from Strive by accessing Strive's website at https://investors.strive.com/. Copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Strive by directing a request to Strive's Investor Relations department at 200 Crescent Court, Suite 1400, Dallas, Texas 75201 or by calling (855) 427-7360 or by submitting an inquiry at https://investors.strive.com/ir-resources/contact-ir. Copies of the documents filed with the SEC by Semler Scientific will be available free of charge on Semler Scientific’s website at https://ir.semlerscientific.com/ The information on Strive’s or Semler Scientific’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, Semler Scientific and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Semler Scientific in connection with the proposed transaction.  Information about the interests of the directors and executive officers of Strive and Semler Scientific and other persons who may be deemed to be participants in the solicitation of stockholders of Semler Scientific in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Information Statement/Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.  Information about the directors and executive officers of Semler Scientific their ownership of Semler Scientific common stock, and Semler Scientific’s transactions with related persons is set forth in the section entitled "INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE," "EXECUTIVE OFFICERS," "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," “DIRECTOR COMPENSATION,” and "TRANSACTIONS WITH RELATED PERSONS" included in Semler Scientific’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on July 17, 2025. Additional information regarding ownership of Semler Scientific’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001554859. Information about the directors and executive officers of Strive is contained in Exhibit 99.1 of Strive’s Current Report on Form 8-K filed with the SEC on September 15, 2025 and under “Meet the Leadership Team” accessed through the “About Us” link on Strive’s website at https://strive.com/team. Additional information regarding ownership of Strive’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4 which are available at https://www.sec.gov/edgar/browse/?CIK=1920406&owner=exclude. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.